UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: December 31, 1999


                            MAS Acquisition XIX Corp.
             (Exact name of registrant as specified in its chapter)

                                    Indiana
                 (State or other jurisdiction of incorporation)

                                    0-27171
                            (Commission File Number)

                                    35-208971
                        (IRS Employer Identification No.)

                      2963 Gulf to Bay Boulevard, Suite 265
                              Clearwater, FL 33759
              (Address of principal executive offices and zip code)

                                 (727) 669-7781
              (Registrant's telephone number, including area code)


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ITEM  4.  CHANGE  OF  ACCOUNTANT

Pursuant  to  Item  304  of  Regulation  S-B,  the  registrant  states:

(a)(1) The former management of MAS Acquisition XIX Corp. (the "Company" or "MAS") retained Tubbs & Bartnick, P.A., certified public accountants, as the Company's accountant. Tubbs & Bartnick, P.A., conducted its last audit of the Company on or about June 30, 1999.


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(i)       The  Company's  former  management  decided  not  to reappoint Tubbs &
          Bartnick, P.A. as its independent accountant. As of December 31, 1999, the client-auditor relationship between the Company and Tubbs & Bartnick, P.A., ceased.

(ii) The financial statements reported on by Tubbs & Bartnick, P.A., were not subject to an adverse or qualified opinion, or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles during the past two fiscal years ending June 30, 1999, and the interim period through December 31, 1999;

(iii) The Company's current management reviewed the corporate records for the relevant time period, however, it was unable to determine (a) whether the former accountant resigned (or declined to stand for reelection) or was dismissed, and (b) whether his resignation or dismissal was approved by the board of directors.

(iv)(A) There were no disagreements related to accounting principles or practices, financial statements disclosure, or auditing scope or procedure during the past two fiscal years ending June 30, 1999 and the interim period through December 31, 1999.

          (B)  Not  applicable;

          (C)  Not  applicable;

          (D)  Not  applicable;  and

          (E)  Not  applicable.

(2) On March 3, 2000, the Company was acquired by Pinnacle Business Management, Inc., ( "Pinnacle") and became a wholly owned subsidiary of Pinnacle. On September 21, 2000, Pinnacle retained its current accountant, Bagell, Joseph, Levine, Firestone & Company, L.L.C., certified public accountants, as accountants for the Company. This change of accountant was disclosed in the Company's Form 10-KSB for the period ended 6-30-2000. Letter regarding the change in accountant dated September 21, 2000, certifying Bagell, Joseph, Levine, Firestone & Company, L.L.C. as accountant for the Company, is incorporated by reference to the Company's Form 10-KSB for the period ended 6-30-2000, filed on September 29, 2000.

          (i)  Not  applicable;  and

          (ii) Not  applicable.


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(3)       The  Company  has  provided  to  Tubbs  &  Bartnick,  P.A., its former accountants, a copy of the disclosures contained in this Item 4 and requested a letter from Tubbs & Barntick, P.A., addressed to the Commission, confirming the statements made by the Company in this Item
          4.  A  copy  of  such  letter  is  attached  as  Exhibit  16  (b).

ITEM 7.   EXHIBITS

16(a) Letter regarding the change in accountant dated September 21, 2000 certifying Bagell, Joseph, Levine, Firestone & Company, L.L.C. as accountants for the Company is incorporated by reference to the Company's Form 10-KSB, filed on September 29, 2000.

16(b) Letter from former accountant, Tubbs & Bartnick, P.A., dated March 21, 2001, issued pursuant to Item 304 (a)(3) of Regulation S-B.

16(c) Letter from the Company's current accountant, Baggell, Joseph & Company, dated March 20, 2001, issued pursuant to Item 304 of Regulation S-B.

SIGNATURES:

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAS Acquisition XIX Corp.

/s/  Jeffrey  G.  Turino
--------------------------------------------------------------
Jeffrey  G.  Turino,  Chief  Executive  Officer  and  Director


/s/  Michael  Bruce  Hall
--------------------------------------------------------------
Michael  Bruce  Hall,  President  and  Director


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